RYDEX ETF TRUST

                        SUPPLEMENT DATED AUGUST 28, 2008
                                     TO THE

        RYDEX ETF TRUST PROSPECTUSES DATED MARCH 1, 2008 AND MAY 20, 2008
                           AND ALL SUPPLEMENTS THERETO

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION THAT SUPPLEMENTS INFORMATION CONTAINED IN THE RYDEX ETF TRUST PROSPECTUSES DATED MARCH 1, 2008 AND MAY 20, 2008 (THE "PROSPECTUSES") AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.

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The following disclosure has been added as the last paragraph under the heading
"Buying and Selling Shares":

   "For purposes of the Investment Company Act of 1940 (the "1940 Act"), shares of the Trust are issued by the respective Funds and the acquisition of shares by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act. The Trust has received exemptive relief from Section 12(d)(1) to allow registered investment companies to invest in the Funds beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions as set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust."

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.